Exhibit 10.6(a)

No.: ZB7914200728056

SHANGHAI PUDONG DEVELOPMENT BANK

Contract for Guarantee of Maximum Line of Credit

Shanghai Pudong Development Bank                                           Maximum Loan Guarantee Contract

Contract for Guarantee of Maximum Line of Credit

Guarantor:   Pan Dangyu

Creditor:   Shanghai Pudong Development Bank - Shenzhen Branch

WHEREAS,

In order to ensure that Debtor will fully and timely perform its obligations under the Master Contract (see Article 7 hereof) and to secure the realization of Creditor’s rights, Guarantor voluntarily offers to guarantee the repayment of all the debts raised by Debtor under the Master Contract.

In order to specify the Parties’ rights and obligations, Guarantor and Creditor hereby enter into this Contract upon negotiations to which they shall be bound.

Article 1 Guaranteed Principal Credit

The details about the principal credit guaranteed hereunder are set forth in Article 7 hereof.

Article 2 Responsibility for Guarantee

1.	Scope of Guarantee

In addition to the principal credit defined in this Contract, the Scope of Guarantee hereunder covers also any and all interests accrued thereon (including interests, penalty interests and compound interests), damages, compensations, service charges and any other fees arising from the execution or performance of this Contract as well as expenses accrued for realizing Creditor’s guaranteed rights and its credit (including but not limiting to disposal fees, taxes, action expenses, auction fees, attorney fees, and travel expenses) and the amount of security deposit additionally required by Creditor but unfulfilled after the Master Contract enters into force.

2.	Manner of Guarantee

Guarantee hereunder shall be joint liability guarantee.

Guarantor agrees and acknowledges that if Debtor fails to fulfill its obligation to repayment of debts under the Master Contract, Creditor shall have right to require Guarantor, not other guarantor(s), at first to undertake its responsibility for guarantee within the Scope agreed by him in this Contract, no matter whether Creditor otherwise has guaranteed rights to the credit under the Master Contract (including but not limiting to such manner of guarantee as guarantee, mortgage, pledge, etc.).

Guarantor hereby expressly waives its right to claim for advance fulfillment of material guarantee provided by Debtor.

Shanghai Pudong Development Bank                                           Maximum Loan Guarantee Contract

3.	Term of Guarantee

The Term of Guarantee shall be calculated separately by individual particular debt owed by Debtor to Creditor, commencing from the date of expiry of the term for payment of such debt under individual debt contract and ended by two years thereafter.

Guarantor shall be responsible to guarantee each installment repayment under individual contracts executed during the Crediting Period and the term of such guarantee shall commence from maturity of each installment debt until two years after the expiry date of the last installment repayment.

The “maturity” and “expiry” referred herein include the circumstances upon which Creditor declares earlier expiry.

If the principal credit is claimed to be expired earlier and it constitutes part or all of the credits accrued in the Crediting Period, the declared date of earlier expiry shall be maturity of such part or all of the credits, and the Crediting Period shall also be expired on the same date.

If Creditor and Debtor have reached an agreement to renew the term for repayment of debts, the Term of Guarantee shall be ended by two years after the expiry of the renewed term for repayment of debts. The renewal of such term shall not be subject to Guarantor’s consent, who shall still undertake joint liability for guarantee.

4.	Amendment to the Master Contract

Creditor’s rights and interests hereunder shall not be affected by any grace or postponement of repayment offered by Creditor to Debtor, or any modification, amendment or replacement of any terms or conditions of the Master Contract made by Creditor and Debtor. Upon the above circumstances, it shall be deemed that prior consent from Guarantor has already been obtained and Guarantor’s responsibility for guarantee shall not be relieved thereby.

Shanghai Pudong Development Bank                                           Maximum Loan Guarantee Contract

If the Master Contract allows Creditor to issue letter of credit, performance bond or standby letter of credit to Debtor, any modification made by Creditor and Debtor to the letter of credit, performance bond or standby letter of credit under the Master Contract shall not be subject to the consent of Guarantor or otherwise notice to Guarantor. Such modification shall be deemed that prior consent from Guarantor has already been obtained and Guarantor’s responsibility for guarantee shall not be relieved thereby.

Article 3 Representations and Warranties

Guarantor hereby represents and warranties to Creditor as follows:

(1)
Guarantor is an independent legal body, has all necessary capacities for rights, and is capable to perform its obligations under this Contract in its own name and independently undertake civil liabilities.

(2)
Guarantor has right to execute this Contract and has already fulfilled any and all licenses and authorizations required for executing this Contract and performing its obligations hereunder. The terms and conditions of this Contract represent Guarantor’s true intention and have legal binding force upon Guarantor.

(3)
Guarantor warranties to observe laws and disciplines. The execution and performance of this Contract are not against laws (including laws, regulations, rules, local laws, and judicial interpretations), articles of incorporation, relevant instruments of appropriate authorities, judgments, or awards with which Guarantor shall comply, nor are they in conflict with any contract or agreement already signed by Guarantor or any other obligations undertaking by Guarantor.

(4)
Guarantor warranties that any and all the financial statements (if there’s any) provided by Guarantor are in conformity to the laws of China (excluding Hong Kong Special Administrative Region, Macau Special Administrative Region, and Taiwan) and truly, completely and fairly reflect Guarantor’s financial conditions, and that any and all the materials, documents and information involved herein are true, valid, correct and complete with nothing concealed.

(5)
Guarantor warranties to go through all the filings, registrations and other procedures required for the effectiveness of this Contract and the lawful implementation of this Contract and pay relevant taxes and levies.

(6)	Since the issuance of the latest audited financial report, no significant adverse changes have happened to Guarantor’s operating or financial conditions.

(7)
Guarantor has already disclosed to Creditor any and all the facts and situations that are known or should be known by Guarantor and that are important for Creditor in making decisions on whether to give the funds to Debtor under the Master Contract.

Shanghai Pudong Development Bank                                           Maximum Loan Guarantee Contract

(8)
Guarantor warranties that on the date of execution hereof and during the term of this Contract, Guarantor did not and will not fail to pay or delay payments including but not limiting employees’ salaries, medical insurance, injury subsidies, allowances and compensations.

(9)	Guarantor warranties that no such circumstances or events exist that cause or might cause material negative influences to Guarantor’s capacity to perform this Contract.

Article 4 Covenanted Matters

1.	Guarantor’s Warranties

(1)	Guarantor warranties that Guarantor will not take any of the following actions before obtaining Creditor’s written consent:

a.	sell, gift, lease, lend, transfer, mortgage, pledge or otherwise dispose, partially or fully, its substantial assets;

b.
materially change its operating structure or organization, including but not limiting to contracting, lease, joint operation, corporate transformation, stock transformation, transfer of shares, combination (or merger), joint venture (or joint cooperative venture), split, establishing subsidiary, transfer of property, and reduction of capital, etc.

c.	modify the company’s articles of incorporation or change the company’s scope of business or main businesses.

d.	provide guarantee for a third party, which materially and adversely influences Guarantor’s financial conditions or its capacity to perform its obligations under this Contract.

e.	apply for reorganization, bankruptcy or dissolution.

f.	execute any contract/agreement that has substantial adverse influences on Guarantor’s capacity to perform its obligations hereunder or undertake relevant obligations that have such influences.

Shanghai Pudong Development Bank                                           Maximum Loan Guarantee Contract

(2)
Guarantor warranties that upon the occurrence of the following events, Guarantor will immediately notice Creditor of such event on the date of occurrence and deliver to Creditor originals of relevant notices and documents (subjecting to be stamped if they are issued by non-natural person, or signed if they are issued by natural person) within five (5) banking days thereafter:

a.	the occurrence of such event(s) that causes Guarantor’s representations and warranties made hereunder become untrue or incorrect.

b.
Guarantor or its controlling shareholder, actual controller or associated parties are involved in action or arbitration, or its/their assets are detached, sealed, frozen, mandatory executed, or otherwise subjecting to such measures of equal force, or its/their legal representative, directors, supervisors or officers are involved in action, arbitration or other mandatory proceedings.

c.
Guarantor’s legal representative or his/her authorized agent, directors, chief financial officials, address, company name or office site, etc are changed, or Guarantor changes its domicile or regular residence address, or engages in employment with a new employer, or is absent in its residence city for a long time, or changes his name, or experiences unfavorable changes in his income level.

d.	is claimed by other creditors to reorganize or go bankruptcy, or dismissed by higher governing agency.

(3)
Guarantor warranties that in the course of execution and performance of this Contract, Guarantor will, at the request of Creditor, provide relevant financial materials or income proofs to Creditor at any time.

(4)
if the Master Contract allows Creditor to issue letter of credit, performance bond or standby letter of credit to Debtor, Guarantor warranties that if Debtor fails to supplement its security deposit (including earlier supplement) as required by Creditor, Guarantor shall undertake joint liability to supplement such deposit, which shall not exempt Guarantor from any responsibility for guarantee hereunder, and any losses (including loss of interests) caused thereby shall be borne solely by Guarantor.

(5)
Guarantor agrees that before Debtor fully satisfies its debts to Creditor under the Master Contract, Guarantor shall not exercise its right to recourse and other relevant rights hereunder against Debtor.

(6)
if Debtor has made earlier repayment, partially or fully, to Creditor, or if Debtor has repaid its individual debts to Creditor separately, Guarantor shall continue to undertaking joint liability for guarantee Creditor’s credit against Debtor accrued thereafter.

Shanghai Pudong Development Bank                                           Maximum Loan Guarantee Contract

2.	Withhold and Withdraw

(1)
If Guarantor has due payable debt(s) or security deposit subjecting to be supplemented, Guarantor hereby authorizes Creditor to directly withhold and withdraw such amount of money from any of its account opened in Shanghai Pudong Development Bank for satisfying the said payment or supplementing security deposit.

(2)
Unless otherwise stipulated by national authorities, the order of repayment of the due debts with money withheld and withdrawn shall be arranged as follows: firstly such money should be used for repayment of service charges due to Guarantor and Debtor, then for due interests, and last for due principal. If there is more than one debt due on the same date, Creditor shall decide the order of repayment of such debts.

(3)
If the money withheld and withdrawn is not in the currency of debt required to be repaid, Creditor shall have right to settle/buy foreign exchanges with such money at such rate of exchange as determined by Creditor at its discretion and the risk associated with exchange rate shall be borne by Guarantor.

3.	Credit Proof

The valid and effective proof of the credit guaranteed by Guarantor shall be such accounting documents as kept and issued by Creditor in accordance with its business procedures and rules.

4.	Notice and Service thereof

(1)
Any notice communicated by either Party to the other Party shall be sent to the address given on the signature page hereof until the other Party changes its address by a written notice. Any notice sent to the said address shall be deemed as served on the following date: if it is sent by registered mail, on the 7th banking day after the mail is sent to the other Party’s principal business address (in the case of corporate and its branches or other economic organization) or domicile (in the case of natural person); if it is delivered in person, on the date the recipient receives the notice as confirmed by his/her signature; and if it is sent by fax or email, on the date such fax or email is sent. Notwithstanding the afore said provision, any and all the notices, requirements or other correspondences sent or delivered to Creditor shall be deemed as served to Creditor only when Creditor actually receives them. In addition, if they are sent by fax or email, the originals thereof (subjecting to be stamped in the case of non-natural person, or signed in the case of natural person) must be delivered in person or sent by post thereafter to Creditor for confirmation.

Shanghai Pudong Development Bank                                           Maximum Loan Guarantee Contract

(2)
Guarantor agrees that the subpoena and notice issued to Guarantor in any action filed against Guarantor shall be deemed as served when it is sent to the address given on the signature page hereof. Any change of the said address shall not be valid unless such change is noticed to Creditor in written form in advance.

5.	Validity, Amendment and Cancellation

(1)
This Contract shall enter into effect after it is stamped by Creditor and Guarantor and signed or stamped respectively by their legal representative/director or authorized agent (if Guarantor is natural person, signature alone is required) and terminate at the time when the credits guaranteed hereunder are fully satisfied.

(2)	The validity of this Contract is independent from that of the Master Contract. This Contract shall not be nullified or cancelled along with the nullification or cancellation of the Master Contract.

(3)
After this Contract enters into effect, neither Party shall modify or earlier terminate this Contract without the consent of the other Party. In the case that this Contract needs to be amended or cancelled, the Parties hereto shall negotiate it and reach a written agreement thereon.

Article 5 Defaulting Event and Resolution

1.	Defaulting Event

Any of the following events shall constitute default of Guarantor against Creditor:

(1)
any representations, explanations or warranties made by Guarantor hereunder, or any notices, authorizations, licenses, consents, certificates and other documents made in accordance with or in relating to this Contract are incorrect or misleading at the time they are made, or have proven to be incorrect or misleading, or invalid or nullified or have no legal force.

(2)	Guarantor breaches any provision of the Article 4 hereof.

(3)	Guarantor is wound up, reorganized, liquidated, administered or in trust, dissolved, unlicensed or deregistered, or bankrupted, or ceases its business or operation.

(4)	Guarantor is dead or declared dead, if it is natural person.

Shanghai Pudong Development Bank                                           Maximum Loan Guarantee Contract

(5)	Guarantor shifts or attempts to shift its assets away under the disguise of conjugal changes.

(6)
Guarantor experiences deteriorating financial situation or operating difficulties, or such other events that adversely influence Guarantor’s normal operation, financial conditions or debt-serving capacity.

(7)
Guarantor or its controlling shareholder, actual controller or associated parties are involved in significant action or arbitration, or its/their assets are detached, sealed, frozen, mandatory executed, or otherwise subjecting to such measures of equal force, or its/their legal representative, directors, overseers or executive officers are involved in action, arbitration or other mandatory proceedings which adversely influences Guarantor’s debt-serving capacity.

(8)	Guarantor otherwise acts against this Contract that prevents normal performance hereof, or infringes upon Creditor’s righteous interests.

2.	Resolution

In the event of any default described above, Creditor shall have right to claim for earlier maturity or expiry of the principal credit and/or Crediting Period and require Guarantor to undertake its responsibility for guarantee or require Debtor to supplement security deposit, and in addition, require Guarantor to pay damages (to be calculated in accordance with Article 7 hereof). If the damages are insufficient to compensate for Creditor’s losses caused thereby, Guarantor shall compensate for them.

Article 6 Other Provisions

1.	Applicable Law

This Contract shall be governed by the laws of the People’s Republic of China (excluding Hong Kong Special Administrative Region, Macau Special Administrative Regio, and Taiwan).

2.	Dispute Resolution

Any dispute in relating to this Contract shall be settled through friendly negotiations. If negotiation fails, the court of the district in which Creditor is located shall have nonexclusive jurisdiction over such dispute. During the period of dispute, the Parties shall continue performing undisputed terms and conditions hereof.

Shanghai Pudong Development Bank                                           Maximum Loan Guarantee Contract

3.	Miscellaneous Matters

(1)
Any matter that is not specified herein and needs to be supplemented may be covenanted and written down by the Parties under Article 7 hereof, or otherwise specified in a written agreement to be attached hereto. The attachment(s) of this Contract constitute an inseparable part hereof and shall have equal legal force as this Contract.

(2)	Unless otherwise specified in this Contract, relevant terms and expressions used herein shall bear the same meaning as they are used in the Master Contract.

Article 7 Contractual Elements

1.	Master Contract Guaranteed Hereunder (corresponding to WHEREAS hereof)

(1)
Master Contract refers to the Agreement on Line of Credit numbered 79142007280056 executed by Creditor and Debtor on September 18, 2007, or contracts signed by Creditor and Debtor on continuous basis between September 7, 2007 and _________. Creditor hereunder refers to Shanghai Pudong Development Bank - Shenzhen Branch as named in the Master Contract.

(2)	Debtor under the Master Contract is Shenzhen Highpower Technology Company Limited., located in Shenzhen .

2.	Principal Credit Guaranteed Hereunder (Corresponding to Article 1 hereof)

The principal credit guaranteed hereunder shall be the credit of one or more types granted by Creditor to Debtor on continuous basis under the Master Contract between September 7, 2007 and September 7, 2008 (“Crediting Period”), including but not limiting to various loans and debts accrued by provision of bank acceptance bills (name of intermediary business). The balance of the said principal credit shall not exceed maximum twenty-eight million, five hundred and seventy thousand (in words) RMB (currency) during the Crediting Period. If the principal credit is granted in other currency, it shall be converted into RMB at such rate as determined by Creditor at its discretion.

3.	Settlement of Default (Corresponding to Article 5.2 hereof)

Damages: equal to one percent (in words) of the principal credit.

4.	The attachment(s) of this Contract shall include: (corresponding to Article 6.3.(1) hereof)

5.	Other Matters agreed by the Parties (corresponding to Article 6.3(1) hereof)

Shanghai Pudong Development Bank                                           Maximum Loan Guarantee Contract

__________________________________________________________________________________
__________________________________________________________________________________
__________________________________________________________________________________
__________________________________________________________________________________
__________________________________________________________________________________
__________________________________________________________________________________

6.	This Contract shall have 4 originals, 1 is held by Guarantor and 2 held by Creditor, which shall have equal legal force.

(The rest part of this Page is intentionally left blank.)

(This page is for signature only.)

In witness whereof, this Contract has been duly executed by the undersigned Guarantor and Creditor on September 18, 2007 where the Parties have carefully discussed and explained all the terms and conditions contained herein and have no doubts about them. Both Parties can correctly understand the legal meaning of their rights and obligations and restrictions or exemption on/of their responsibilities.

Shanghai Pudong Development Bank                                           Maximum Loan Guarantee Contract

Guarantor (Stamp)        Creditor (Stamp)

Legal Representative or Authorized Agent (Stamp or signature)	Director or Authorized Agent (Stamp or signature)
(Applicable to Legal Person)

/s/ Pan Dangyu
Guarantor (Signature)
Valid Type of Identity Certificate and Number: (Applicable to Natural Person)

Address:	Business Address:

Postal Code: Tel: Fax: Email: Contact person:	Postal Code: Tel: Fax: Email: Contact person:

Shanghai Pudong Development Bank                                           Maximum Loan Guarantee Contract

Format of Letter of Warranty issued by Guarantor’s spouse for consent to dispose shared properties (applicable if Guarantor is natural person)

Attachment:

Letter of Warranty on Consent to Execution of Properties Shared with My Husband

No.:

To: Shanghai Pudong Development Bank - Shenzhen Branch

I, Yin Zhou-Tao (ID Card No.), as Guarantor Pan Dang-Yu’s legal spouse, hereby warranty as follows for the execution and performance of the Contract for Guarantee of Maximum Line of Credit (numbered: ZB7914200728056):

I am fully informed of the said Contract signed by Pan Dang-Yu. I agree on the execution and performance of the Contract and I acknowledge that Creditor has right to dispose the properties shared with my spouse when Guarantor is subject to undertake the responsibility for guarantee in accordance with the Contract.

/s/ Yin Zhou-Tao
September 8, 2007

Annex:

1. Copy of my ID Card.

2. Copy of my Marriage Certificate.